THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                              --------------------


                          ROBOTIC VISION SYSTEMS, INC.

                 COMMON STOCK WARRANT EXPIRING DECEMBER 4, 2005

      Robotic Vision Systems, Inc., a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pat V. Costa (the "Purchaser") or permitted assigns under the terms of this warrant (the Purchaser or such permitted assigns at the time being the registered holder or holders hereof being hereinafter referred to as "Holder") is entitled, subject to the terms set forth below, to acquire from the Company, at an exercise price equal 150% of the Conversion Price (the "Exercise Price"), at any time or from time to time on or after the date hereof and prior to 5:00 P.M., New York City time, on December 4, 2005 (the "Expiration Date"), good and valid title to such number of duly authorized fully paid and non-assessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), equal to twenty-five percent (25%) of the total number of shares of Common Stock into which the Convertible Note may be converted as of the date of exercise of this Warrant pursuant to
Section 2.1 herein (the "Warrant Shares"). The Warrant Shares will (i) be free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (each a "Lien") created by or in respect of the Company and (ii) not be subject to preemptive rights.

      This Warrant has been issued to the Purchaser concurrently with that certain 9% Convertible Senior Unsecured Note due December 4, 2005, dated as of the date hereof, by and between the Company and the Purchaser (the "Convertible Note").

Section 1. DEFINITIONS.

      The terms defined in this Section whenever used in this Warrant shall have the respective meanings hereinafter specified.

      "Change of Control" means a change in the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the Company, whether through the ownership of voting securities, by agreement or otherwise.

      "Closing Date" means December 4, 2002.

      "Conversion Price" means 125% of the average of the closing bid prices of Common Stock on The Nasdaq SmallCap Market (or if different, the principal trading market for the Company's Common Stock) for the thirty (30) consecutive trading days ending on the day prior to the Closing Date.

      "Person" means an individual, corporation, partnership, limited liability company, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof.

      "Sale of a Division of the Company" means a single transaction or a series of related transactions pursuant to which a Person or Persons acquire all or substantially all of the assets of a reporting segment of the Company as reflected in the Company's audited financial statements filed as part of its reporting obligations under the Securities Exchange Act of 1934, as amended.

Section 2. EXERCISE OF WARRANT.

      2.1. Vesting. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable by the Holder, in whole or in part, as follows:

             TIME PERIOD                                 PERCENTAGE OF WARRANT SHARES EXERCISABLE
             -----------                                 ----------------------------------------
Closing Date through December 31, 2003                                  None
January 1, 2004 through December 31, 2004                               50%
January 1, 2005 through the Expiration Date                             100%

      2.2. Accelerated Vesting. Notwithstanding anything to the contrary herein, if at any time following the Closing Date until the earlier to occur of the Expiration Date and the exercise in full of this Warrant, there occurs: (i) a Change of Control; (ii) exercise of the Mandatory Conversion (as defined in the Convertible Note) by the Company pursuant to the Convertible Note; (iii) the closing of an equity or other offering by the Company with net proceeds to the Company of not less than $20 million; or (iv) the closing of the Sale of a Division of the Company, then upon any of such events, 100% of the Warrant Shares shall become immediately vested and exercisable by the Holder.

      2.3. Exercise. An exercise hereunder shall be effective upon surrender of this Warrant, together with the form of notice of exercise (in the form attached hereto as Exhibit A) duly completed and executed by Holder, to the Company at its principal office and accompanied by payment in full, in cash or by check payable to the order of the Company, in the amount of the aggregate Exercise Price for the Warrant Shares covered by such exercise. In the event this Warrant is not exercised in full, the Warrant Shares shall be reduced by the number of Warrant Shares subject to such partial exercise, and the Company, at its expense, shall forthwith issue and deliver to Holder a new Warrant of like tenor in the name of Holder, reflecting the number of Warrant Shares remaining after such exercise.

      2.4. Delivery of Stock Certificates. Promptly upon exercise of this Warrant in full or in part, the Company will issue and deliver to Holder, a certificate or certificates, in such name or names as such Holder may designate, for the number of fully paid and non-assessable shares of Common Stock to which Holder shall be entitled on such exercise.

      2.5. Fractional Shares. This Warrant may not be exercised as to fractional shares of Common Stock. If any fraction of a share of Common Stock would be issuable, except for the provisions of this Section 2.3, on the exercise of the Warrant in full or in part, the Company shall pay a cash adjustment in respect of such fractional interest equal to the product of (x) such fractional interest and (y) the closing bid price of the Common Stock on The Nasdaq SmallCap Market (or, if different, the principal trading market for the Company's Common Stock) as of the date this Warrant is surrendered for exercise as provided in Section 2.1.

Section 3. CERTAIN OBLIGATIONS OF THE COMPANY.

      3.1. Reservation of Stock. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, solely for the purpose of effecting the exercise of this Warrant, a number of shares of Common Stock equal to the total number of Warrant Shares then issuable upon the exercise of this Warrant. The Company will from time to time, in accordance with the laws of its state of incorporation, take action to increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the exercise of this Warrant.

      3.2. Corporate Actions. The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Agreement and the Company's Certificate of Incorporation, be fully paid and nonassessable, free from all taxes with respect to the issuance thereof (other than income taxes, if any, related to ordinary income attributable to Holder) and from all Liens. The Company will not, by amendment of its Certificate of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

      3.3. Registration Rights. The Company agrees to be bound by the provisions of Schedule 3.4 hereto, and the Holder agrees to be bound by the restrictions on transfer, and the procedures for registration of the Warrant Shares and other agreements applicable to the Holder set forth in Schedule 3.4 hereto. The Holder further consents that the certificates representing the Warrant Shares may bear a restrictive legend to such effect.

      3.4. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares issuable upon the exercise of this Warrant in a name other than that of Holder. Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

Section 4. NOTICE OF CERTAIN EVENTS.

      If at any time:

            (a) the Company shall declare any dividend or distribution payable to the holders of its Common Stock or any other class of its capital stock;

            (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock or any rights to subscribe thereto;

            (c) there shall be any recapitalization of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets or of any material asset to, another corporation or business organization or any other extraordinary event or transaction;

            (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company in a single transaction or a series of related transactions;

            (e) the Company shall declare any share split, share dividend, subdivision, combination or similar distribution with respect to the shares of Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock; or

            (f) there shall be an occurrence as described under Section 2.2 hereof,

(each such event, a "Notification Event"), then, in any one or more of such cases, the Company shall give Holder written notice of the date on which a record shall be taken for such Notification Event or for determining stockholders entitled to vote upon such Notification Event or winding up and of the date, if determined, when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Notification Event, as the case may be. Such notice shall describe the proposed transaction in reasonable detail and specify the consideration to be received by Holder in respect thereto. The Company shall also furnish to Holder all notices and materials furnished to its stockholders in connection with such transaction as and when such notices and materials are furnished to its stockholders. Such written notice shall be given not less than 10 days prior to the record date with respect thereto or such other date if impracticable.

Section 5. REPLACEMENT OF WARRANTS.

      Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, shall execute and deliver, in lieu of and in replacement of this Warrant, a Warrant identical in form to this Warrant.

Section 6. REMEDIES.

      The Company stipulates that the remedies at law of Holder in the event of any breach or threatened breach by the Company of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a breach of any of the terms hereof or otherwise. The Company hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law that may be asserted as a bar to the remedy of specific performance in any action brought against the Company for specific performance of this Warrant by Holder. Such remedies and all other remedies provided for in this Warrant shall, however, be cumulative and not exclusive and shall be in addition to any other remedies that may be available under this Warrant.

Section 7. NOTICES.

      Where this Warrant provides for notice of any event, such notice shall be given (unless otherwise herein expressly provided) in writing and either (i) delivered personally, (ii) sent by certified, registered or express mail, postage prepaid (iii) telexed or sent by facsimile transmission, and shall be deemed given when so delivered personally, telexed, sent by facsimile transmission (confirmed in writing) or mailed. Notices shall be addressed, if to Holder, to the address of Holder appearing in the registration books referred to in Section 8 or, if to the Company, to its principal office.

Section 8. SALE OF WARRANT OR SHARES.

      This Warrant shall be registered on the books of the Company, which shall be kept by it at its principal office for that purpose and shall be transferable only on said books by the registered Holder's duly authorized attorney upon surrender of this Warrant properly endorsed.

Section 9. NO DIVIDENDS OR VOTING RIGHTS.

      Unless and until exercised, no provision of this Warrant shall be construed as conferring upon Holder the right to receive dividends or to vote as a stockholder of the Company.

Section 10. SURVIVAL.

      The provisions of Section 6 shall survive the termination or expiration of this Warrant and shall continue to be effective with respect to Warrant Shares.

Section 11. MISCELLANEOUS.

      This Warrant shall be binding upon the Company and Holder and their legal representatives, successors and assigns. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

Section 12. GOVERNING LAW.

      This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware (without giving effect to any conflicts or choice of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction). With respect to any suit, action or proceeding relating to this Warrant, the Company irrevocably submits to the non-exclusive jurisdiction of the Courts of the State of New York sitting in and for New York County, and the United States District Court in the Southern District of New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts and hereby waives, to the fullest extent permitted by applicable law, any and all objections it may have to venue, including, without limitation, any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer on this 4th day of December, 2002.

                                        ROBOTIC VISION SYSTEMS, INC.



                                        By: /s/ John J. Connolly
                                           -------------------------------------
                                           Name: John J. Connolly
                                           Title: CFO



                                        WITH RESPECT TO SECTION 3.3 HEREOF:

                                        PURCHASER



                                        By: /s/ Pat V. Costa
                                           -------------------------------------
                                           Name: Pat V. Costa

                                    EXHIBIT A

                           FORM OF NOTICE OF EXERCISE

                   (To be signed only on exercise of Warrant)


TO: __________________

    __________________

    __________________



      The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to receive thereunder ________ * shares of Common Stock of Robotic Vision Systems, Inc., and requests that the certificates for such shares be issued in the name of ____________________, and delivered to ____________________________________________ whose address is
__________________________________________________.



Social Security Number or
Tax Identification Number:

___________________________



Dated: ____________________




                                 (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

                                 __________________________


                                 (Address)

                                 __________________________


*Insert here the number of shares of Common Stock as to which the Warrant is being exercised.


                                       1